BORROWINGS (Tables)	12 Months Ended
Dec. 31, 2024
BORROWINGS
Schedule of borrowings

	As of December 31,
	2023	2024

	(HK$ in thousands)

Borrowings from banks (1)	5,651,565	5,702,259

The Group obtained borrowings mainly to support its margin financing business. Those borrowings bear weighted average interest rates of 5.30% and 4.18% as of December 31, 2023 and 2024, respectively.

(1)

The Group has unused borrowing facilities of HK$17.4 billion and HK$18.2 billion from banks as of December 31, 2023 and 2024, of which HK$586.2 million and HK$582.2 million are committed, and the remaining are uncommitted, respectively. These bank borrowings were mainly pledged by margin clients’ shares as the primary source of credit risk mitigation of the lenders, and bore floating interest rates based on various benchmarks including Hong Kong Prime Rate, Hong Kong Interbank Offered Rate (“HIBOR”), CNH HIBOR, etc.